UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2009

Pinnacle Value Fund Annual Report                                                       Dec. 31, 2009

Dear Fellow Shareholders,

Our Fund gained 12.7% during 2009. We ended the year with net assets of $60 million and 45 positions with a  weighted average market cap of $400 million. As you can see from the box scores below, after several years of doing fairly well against the benchmark Russell 2000 index, in 2009 we under-performed it.

Total Return                           2009            2008            2007          2006          2005

Pinnacle Value Fund               12.7%         (16.9)%        15.4%        13.2%         8.5%

Russell 2000                            27.1            (33.8)            (1.5)          18.4            4.6

S&P 500                                  26.5%         (37.0)%        (5.6)%       15.8%         4.9%

(All returns include dividend reinvestment. Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

The market’s response to low interest rates, generous liquidity and robust government stimuli was a little more powerful than we thought. We expected investors to have longer memories of the recent painful lessons of taking risk too casually. They are again embracing risk and value has taken a back seat. Stocks that did the best in 2009 were often those with minimal earnings, high betas and leveraged balance sheets. Many were on the verge of distress but did well once it became clear they would be able to refinance and survive. This backdrop did not favor our conservative approach to owning well capitalized, low beta firms with demonstrated earnings and cash flow.  The late Ben Graham once said that in the short run, the market is a voting machine but in the long run it is a weighing machine. Short term, prices reflect popularity and sentiment while longer term they reflect earnings, cash flows and asset values. For the last year, the ballots cast on the voting machine have far outweighed those cast on the weighing machine.

In late 2008 and early 2009, asset values reached extremes. Commodities and equities were quite oversold while U.S. Government bonds were very overbought (30 yr. treasuries yielded 2.5% briefly in late 2008) These extremes no longer exist. Returns may be more modest in 2010. We believe caution is in order for several reasons. The general consensus is that the economy is well on the road to recovery and stock prices largely reflect this. But can the economy gain traction without government life support?  Many expect interest rates to rise (longer rates already have) once the government steps aside. Unemployment remains high and home prices remain weak in much of the country muting consumer demand. Taxes and regulation are going up which will probably dent corporate profits. Corporate revenue growth remains a major question mark. Finally, a large portion of current share volume is the result of momentum based, quantitative trading models which are “long” presently but could turn negative very quickly if market conditions change.  Disappointments may not be taken lightly.

Widespread complacency and a bullish consensus does not mean we are on the verge of a collapse. But as the market has risen, so have the risks. We expect a tough 2010 where capital preservation and a margin of safety will be important.  We believe we can make money in this type of market but it will take astute stock picking, careful analysis of risk vs. reward and intelligent capital allocation.

Portfolio activity

Since our last Semi-annual Report (June 30), two stocks migrated to the Top 10 holdings list and two came off. The two arrivals were PAM Transport and Montpelier Re. PAM Transport is a full load trucker serving most of North America and parts of Mexico.

Historically, a large part of their business came from transporting auto parts between factories and the shares reached bargain status as the auto turmoil unfolded. Since then vehicle production is back on track (albeit at lower levels) and PAM’s new CEO is busy trying to penetrate non auto customers. Montpelier Re is a Bermuda based re-insurer  meaning they provide insurance to other insurance companies. Montpelier has a top notch management team, a focused strategy to expand market share and a conservative balance sheet. The shares got too cheap and we were able to acquire a position at bargain prices.

The departed include oil and gas producer Unit Corp. and the Hancock Bank & Thrift Opportunity Fund, a closed end fund.  Sizeable gains were taken on Unit after energy prices rebounded from the depths reached in late 2008. The same is true of the Bank & Thrift Fund where the underlying NAV had collapsed and the stock price was selling at a significant discount to NAV. Once the crisis passed, the underlying NAV rose and the discount narrowed resulting in a double whammy on the upside.  We took similar gains in many of our other closed end fund positions which had similar experiences.

A post mortem

One of the things we always like to do at year end is analyze our mistakes. What went wrong and why? While not always easy, we think this type of exercise is essential to becoming a better investor. In 2009 we had a few.

Our biggest was selling too soon. Virtually every stock we bought late 2008, early 2009 did well but we were too quick to take money off the table. We seriously underestimated the market’s positive response to the government’s fiscal and monetary stimuli.  We had too much cash throughout the year and our early sales cost us several percentage points of return.   Next, some of our larger positions fared poorly because underlying results were disappointing.  We remain confident in their prospects  and added to several at lower prices during the year. Finally, some our inverse sector ETFs fared poorly. We purchased these as a hedge against a market decline which never came. All investors make mistakes, the important thing is to learn from them and move ahead.

By now you should have received your year end statement. As always, should you have any questions or comments about your account or the Fund, don’t hesitate to call or write.

Thank you for your continued support.

John E. Deysher                                                                            Pinnacle Value Fund

President & Portfolio Manager                                                   745 Fifth Ave.- 2400

212-605-7100                                                                                  New York, NY  10151

TOP 10 POSITIONS                                                                                      % net assets

1. MVC Capital- Business Development Co.                                                         5.0

2. Asta Funding- buys & collects upon defaulted consumer receivables               4.8

3. First Acceptance- non standard auto insurance                                                  4.4

4. Wesco Financial- conglomerate                                                                         3.9

5. Hallmark Insurance- specialty insurer                                                               2.7

6. PAM Transport- truckload transport                                                                 2.7

7. Flexsteel- residential, commercial, RV furniture                                              2.7

8. Harbinger Group- cash rich shell in search of acquisitions                               2.7

9. Montpelier Re- multinational insurer                                                                2.3

10. Capital Southwest- Business Development Co.                                              2.2

                                                                                      Total                                33.4%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Asta Funding                                                                                               $2,522,100

2. Unit Corp.                                                                                                     1,081,600

3. Steinmart                                                                                                          675,100

4. Turkish Fund                                                                                                   577,000

5. Nu Horizons                                                                                                     462,000

                                                                                              Total                 $5,317,800

YTD TOP 5 SINNERS (realized & unrealized losses)

1. Preferred Bank                                                                                            $1,110,600

2. WHX Corp.                                                                                                      990,500

3. First Acceptance                                                                                               822,300

4. Ultrashort R2000 Growth ETF                                                                        670,800

5. Ultrashort Technology ETF                                                                             567,600

                                                                                                Total               $4,161,800

SECURITY CLASSIFICATIONS

Government Money Market Fund                                                                            44.8%

Financial Services                                                                                                     18.3

Insurance                                                                                                                   10.1

Closed End and Exchange Traded Funds                                                                   9.1

Industrial Goods & Services                                                                                      7.1

Conglomerates                                                                                                           5.9

Consumer Goods & Services                                                                                     3.7

Commercial Banks                                                                                                     1.0

                                                                                       Total                                  100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			December 31, 2009
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Commercial Banks
354,500	Preferred Bank *	2,292,060	638,100	1.07%

Conglomerate
142,049	Regency Affiliates, Inc. *	750,235	440,352
6,867	Wesco Financial Corp.	2,034,457	2,355,381
304,612	WHX Corp. *	4,164,521	731,069
		6,949,213	3,526,802	5.90%

Electronics
9,500	White Electronics Designs Corp. *	38,285	44,365
192,500	Nu Horizons Electronics Corp. *	227,756	793,100
		266,041	837,465	1.40%

Fabricated Metal Products
216,400	Hardinge, Inc.	1,009,587	1,190,200
7,500	Keystone Consol Industries, Inc. *	66,584	30,000
		1,076,171	1,220,200	2.04%

Financial Services
409,000	Asta Funding, Inc.	1,185,180	2,899,810
330,845	BKF Capital Group, Inc. *	1,200,242	307,686
512,840	Cadus Corp. *	828,076	733,361
16,500	Capital Southwest Corp.	1,332,891	1,300,200
271,570	CoSine Communications, Inc. *	668,134	521,414
117,200	Kent Financial Services, Inc. *	265,452	176,972
255,700	MVC Capital, Inc.	2,897,676	3,017,260
170,650	Novt Corp. *	400,596	401,028
228,656	Harbinger Group, Inc. *	1,483,416	1,605,165
		10,261,663	10,962,896	18.33%

Furniture & Fixtures
157,610	Flexsteel Industries, Inc.	1,235,794	1,612,350	2.70%

HVAC & Constructon Products
2,600	Continental Materials Corp. *	21,962	28,987	0.05%

Industrial Instruments For Measurement, Display, and Control
50,200	Electronic Sensors, Inc.	199,619	186,744	0.31%

Insurance
1,345,825	First Acceptance Corp. *	3,872,668	2,624,359
206,700	Hallmark Financial Services, Inc. *	1,346,806	1,645,332
24,400	Independence Holding Co.	116,279	141,520
79,300	Montpelier Re Holdings Ltd.	1,016,554	1,373,476
25,400	Old Republic International Corp.	199,354	255,016
		6,551,661	6,039,703	10.10%

Industrial Distribution
1,713	Lawson Products, Inc.	17,113	30,234	0.05%

Mailboxes & Lockers
77,200	American Locker Group, Inc. *	459,549	123,520	0.21%

Mobile Homes
56,200	Nobility Homes, Inc. *	436,278	587,290	0.98%

Oil & Gas
1,294	Unit Corp. *	24,107	54,995	0.09%

Optical Instruments & Lenses
49,116	Meade Instruments Corp. *	806,828	135,069
102,400	Perceptron, Inc. *	311,513	337,920
		1,118,341	472,989	0.79%

Security Services
1,627,683	Sielox, Inc. *	554,777	69,502	0.12%

Real Estate Investment Trusts
533	USA Real Estate Investors Trust *	249,424	90,610	0.15%

Trucking
156,500	P.A.M. Transportation Services, Inc. *	740,730	1,616,645	2.70%

Textile Mill Products
55,600	Lydall, Inc. *	121,701	289,676	0.48%

Total for Common Stock		$ 32,576,204	$ 28,388,708	47.47%

Closed-End & Exchange Traded Funds
14,700	Central Europe & Russia Fund, Inc.	184,741	484,953
14,500	First Trust ISE-Revere Natural Gas	144,125	255,055
70,560	Japan Smaller Capitalization Fund, Inc.	443,643	516,499
14,147	Korea Fund, Inc.	248,463	502,926
39,559	Petroleum & Resources Corp.	698,970	939,131
25,400	ProShares UltraShort Russell 2000 Growth*	1,176,266	505,460
23,700	ProShares UltraShort Technology *	1,098,951	531,354
38,300	Singapore Fund, Inc.	248,731	509,390
40,000	Turkish Investment Fund, Inc.	182,153	534,800
13,100	Proshares UltraShort Long Bond *	472,247	653,428

Total for Closed-End & Exchange Traded Funds		$ 4,898,290	$ 5,432,996	9.09%

SHORT TERM INVESTMENTS
Money Market Fund
26,879,159	First American Govt. Obligation Fund Class Z 0.00% **	26,879,159	26,879,159	44.95%

Total for Short Term Investments		$ 26,879,159	$ 26,879,159	44.95%

	Total Investments	$ 64,353,653	$ 60,700,863	101.51%

	Liabilities in excess of other Assets		(905,873)	(1.51)%

	Net Assets		$ 59,794,990	100.00%

* Non-Income producing securities. ** Dividend Yield
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2009

Assets:
Investment Securities at Market Value	$ 60,700,863
(Identified Cost $ 64,353,653)
Cash	41,734
Receivables:
Dividends and Interest	69,954
Subscriptions Receivable	53,212
Prepaid Expenses	5,624
Total Assets	60,871,387
Liabilities:
Payable to Advisor	821,789
Redemptions Payable	235,046
Accrued Expenses	19,562
Total Liabilities	1,076,397
Net Assets	$ 59,794,990

Net Assets Consist of:
Paid-In Capital	$ 63,701,226
Accumulated Realized Loss on Investments - Net	(253,446)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(3,652,790)
Net Assets	$ 59,794,990
Net Asset Value and Redemption Price
Per Share (59,794,990/ 4,644,566 shares outstanding) , no par value, unlimited
shares authorized	$ 12.87

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2009

Investment Income:
Dividends	$ 614,285
Interest	73,616
Total Investment Income	687,901
Expenses:
Investment Advisor Fees (Note 3)	768,865
Transfer Agent & Fund Accounting Fees	45,547
Insurance Fees	16,600
Custodial Fees	20,881
Audit Fees	16,499
Registration Fees	8,856
Trustee Fees	7,514
Legal Fees	3,159
Miscellaneous Fees	7,185
Printing & Mailing Fees	7,379
Total Expenses	902,485
Expense Recapture (Note 3)	14,002
Net Expenses	916,487

Net Investment Loss	(228,586)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(173,165)
Change in Unrealized Appreciation on Investments	7,894,922
Net Realized and Unrealized Gain on Investments	7,721,757

Net Increase in Net Assets from Operations	$ 7,493,171

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2009	12/31/2008
From Operations:
Net Investment Income (Loss)	$ (228,586)	$ 677,610
Net Realized Gain (Loss) on Investments	(173,165)	4,056,183
Net Unrealized Appreciation (Depreciation)	7,894,922	(16,196,430)
Increase (Decrease) in Net Assets from Operations	7,493,171	(11,462,637)
From Distributions to Shareholders:
Net Investment Income	0	(611,918)
Net Realized Gain from Security Transactions	(161,401)	(5,836,864)
	(161,401)	(6,448,782)
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	15,548,482	13,322,064
Shares issued in Reinvestment of Dividends	152,301	6,292,016
Cost of Shares Redeemed	(20,602,641)	(8,546,150)
Net Increase from Shareholder Activity	(4,901,858)	11,067,930

Net Increase (Decrease) in Net Assets	2,429,912	(6,843,489)

Net Assets at Beginning of Period	57,365,078	64,208,567
Net Assets at End of Period (b)	$ 59,794,990	$ 57,365,078

Share Transactions:
Issued	1,303,382	936,039
Reinvested	12,078	556,815
Redeemed	(1,681,301)	(607,312)
Net increase in shares	(365,841)	885,542
Shares outstanding beginning of Period	5,010,407	4,124,865
Shares outstanding end of Period	4,644,566	5,010,407

(a) Net of Redemption Fees of $19,843 for December 31, 2009, and $3,754 for December 31, 2008.
(b) Includes undistributed net investment income of $0 at December 31, 2009 and $0 at December 31, 2008.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value -
Beginning of Period	$ 11.45	$ 15.57	$ 13.80	$ 13.09	$ 12.84
Net Investment Income (Loss) *	(0.04)	0.15	0.23	0.24	0.15
Net Gains or Losses on Securities
(realized and unrealized)	1.49	(2.80)	1.90	1.49	0.94
Total from Investment Operations	1.45	(2.65)	2.13	1.73	1.09

Distributions from Net Investment Income	-	(0.14)	(0.17)	(0.20)	(0.10)
Distributions from Capital Gains	(0.03)	(1.33)	(0.19)	(0.74)	(0.74)
Distributions from Return of Capital	-	-	-	(0.08)	-
	(0.03)	(1.47)	(0.36)	(1.02)	(0.84)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 12.87	$ 11.45	$ 15.57	$ 13.80	$ 13.09

Total Return	12.71%	(16.87)%	15.43%	13.23%	8.53%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 59,795	$ 57,365	$ 64,209	$ 30,577	$ 17,175

Before Reimbursement
Ratio of Expenses to Average Net Assets (b)	1.47%	1.44%	1.49%	1.62%	1.90%
Ratio of Net Income (Loss) to Average Net Assets	(0.35)%	1.12%	1.53%	1.64%	0.68%
After Reimbursement
Ratio of Expenses to Average Net Assets (b)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.37)%	1.06%	1.53%	1.77%	1.10%

Portfolio Turnover Rate	63.12%	66.37%	27.11%	29.44%	27.88%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share
(b) Expense ratios exclude acquired fund fees & expenses.

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund investment which are summarized in the following three broad categories:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments at Dec. 31, 2009:

Valuation Inputs

              Equities

 Money Market Fund       Total Securities

Level 1 – Quoted Prices                                        $33,821,704        $26,879,159                 $60,700,863

Level 2 – Other Significant Observable Inputs

             0

                         0

                                 0

Level 3 – Significant Unobservable Inputs                            0                          0                                    0

       Totals

          $33,821,704       $26,879,159                   $60,700,863

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). The Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how they affect a fund’s results. For the year ended Dec. 31, 2009, the Fund held no derivative instruments. Interim and annual reporting periods beginning after Dec. 15, 2009 will require additional disclosure of transfers in and out of Level 1 and 2. Additional disclosure regarding activity in Level 3 fair value measurement will also be effective for fiscal years beginning after Dec. 31, 2010. Management is currently evaluating the impact on the Fund’s financial statements.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on prior years returns or expected to be taken on the Fund’s 2009 tax return. The Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year end Dec. 31, 2009, the Fund decreased undistributed net investment income by $228,586, increased accumulated net realized investment loss by $19 and decreased paid in capital by $228,567.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended Dec. 31, 2009, $19,843 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2009, the Adviser earned $768,865 in Advisor fees.  An officer and trustee of the Fund is also an officer and trustee of the Adviser.

Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through December 31, 2009.

Adviser will be entitled to recapture fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  In 2009 Adviser received $14,002 of $27,914 available for recapture of prior expense waivers. At Dec. 31, 2009 Adviser had no remaining balance left for recapture.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $22,199,774 and $21,604,538 respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31.

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax character of distributions paid during the year ended December 31, 2009 and the year ended December 31, 2008 is as follows:

	2009	2008
Net Investment Income	$ 0	$ 1,083,001
Long Term Capital Gain	$ 161,401	$ 5,365,781

* The Fund designated $161,401 as a long term capital gain dividend pursuant to Internal Revenue Code Section 852 (b) (3).

At Dec. 31, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $64,394,446

Gross tax unrealized appreciation                                                                         7,187,716

Gross tax unrealized depreciation                                                                     (10,881,269)

Net tax unrealized depreciation                                                                           (3,693,553)

Accumulated realized loss on investments –net                                                     (212,683)

Accumulated Loss                                                                                             $(3,906,236)

At Dec. 31, 2009, The Fund had net realized losses of $196,099 which are deferred for tax purposes and were realized on Jan. 1, 2010. At Dec. 31, 2009 the Fund had a net capital loss carry forward of $                  which expires in 2017.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the year ended December 31, 2009, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and Sept. 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. The Fund’s Forms N-Q are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (54)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (77)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (54)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (44)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr, Ste 400,

Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St, Suite 2400, Philadelphia PA 19103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended December 31, 2009.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period  then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February  20, 2010

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through Dec. 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading  "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2009	December 31, 2009	July 1,2009 to December 31,2009

Actual	$1,000.00	$1,069.21	$7.77
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.69	$7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DEC. 31, 2009

	1 Year	Since Inception
Pinnacle Value Fund	12.71%	9.16%
Russell 2000 Index	27.17%	9.01%

Pinnacle Value Fund
Russell 2000 Index
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
0
$18,082
$17,908
4/1/2003
12/31/2003
9/30/2004
6/30/2005
3/31/2006
12/31/2006
9/30/2007
6/30/2008
3/31/2009
12/31/2009

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.  Return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/09      FYE 12/31/08

Audit fees                                                                                     $12,000                $12,000

Tax fees                                                                                         $2,500                   $2,500

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/09    FYE 12/31/08

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits attached hereto. none

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 2, 2010